SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ___________________

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): February 12, 2002


                           LIGHT MANAGEMENT GROUP, INC
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             (Exact Name of Registrant as Specified in Its Charter)




           Nevada                    2-97360-A                  75-2727932
(State or Other Jurisdiction        (Commission             I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)




3060 Mainway, Suite 301, Burlington, Ontario                  L7M 1A3
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (800) 465-9216
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 9.    REGULATION FD DISCLOSURE.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Statements included in this report may constitute "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, which include, but are not limited to, words such as "expect," "anticipate," "estimate," "plan," "project" and "intend" are based on management's beliefs and assumptions, and on information currently available to management and involve certain known and unknown risks, uncertainties and other factors which may cause these statements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Such factors include, among others, the Company's ability to successfully implement its business plan and integrate any proposed and future business arrangements; potential fluctuations in financial results, dependence on product development, rapid technological and market change, failure to complete the manufacture of products on schedule and on budget, uncertainties relating to business and economic conditions in markets in which the Company operates or which relate to customer plans and commitments; dependence on intellectual property rights; the competitive environment in which the Company operates and such other risks as detailed from time to time in the Company's periodic reports filed with the United States Securities and Exchange Commission and other regulatory authorities

Reference is made to that February 12, 2002 analyst report entitled "Light Management Group, Inc. - A Pioneer in the Field of Optics" contained in that internet publication known as Emerging Growth Stock Alert, which report, among other things, contained certain revenue projections as to the business operations of Light Management Group, Inc. (the "Company").

     Although the information contained in such report chiefly contained information and data readily available in the market and/or the Company's public reports already on file with the Securities Exchange Commission, for purposes of Regulation FD the analyst may be deemed to have acted on behalf of the Company in disseminating the revenue projections contained therein. Specifically, in the course of a telephone conversation management may have inadvertently confirmed that revenue projections of $20 million, $100 million and $300 million for the fiscal years 2002, 2003 and 2004, respectively, as well as net revenue projections of $7.5 million for fiscal 2002, all cited in the report, were numbers that "fell within the range" of the Company's own projections.

     In commenting on such projections, the Company cautions that such projections are based on preliminary expectations or estimates of future growth, currently available information and assumptions or predictions reasonably believed by management to be fair and reliable with respect to the Company's future plans and performance. There can be no assurance that the Company will be able to successfully implement any of its plans or that its information and assumptions regarding future plans and performance will not be materially different from present predictions and no warranty can be made or should be inferred as to the accuracy of such information and assumptions or that circumstances have not changed since the date such information or assumptions were provided.

     Management further cautions that such projections are subject to customary uncertainties inherent in making projections and are not necessarily indicative of the Company's future results or performance. Actual results and performance will be impacted by a number of factors,

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including, without limitation, general economic and business conditions, anticipated growth in the worldwide telephone network, successful implementation of the Company's business plans, acceptance and penetration of the Company's products in the market, the ability of the Company to manage operating costs and capital spending without limiting revenue growth, the financial health of the Company's customers, expansion and changes in competitive markets and the activities of competitors, maintenance and protection of proprietary information, technological changes and developments, governmental approvals, changes in laws and regulations and the administration of such laws and regulations, unforeseeable adverse effects from economic and political events as well as other conditions and risks which could adversely affect the Company and the industry in which it operates.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LIGHT MANAGEMENT GROUP, INC.


Date: February 15, 2002                By: /s/ Barrington L. Simon
                                           ---------------------------------
                                           Name:  Barrington L. Simon, CGA
                                           Title: Chairman of the Board







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